June 2006 Georgia Gulf Acquisition of Royal Group Technologies

This presentation contains forward-looking statements subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s assumptions regarding business conditions, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to: Difficulties in integrating Royal Group’s business; Uncertainties as to timing and/or approval of the transaction by Royal Group’s stockholders; Uncertainties regarding timing of receipt of regulatory approvals; Uncertainties relating to Royal Group’s business and liabilities; Uncertainties following completion of the acquisition regarding operating efficiencies and competitive conditions; Changes in the general economy; Changes in demand for our products or increases in overall industry capacity that could affect production volumes and/or pricing; Changes and/or cyclicality in the industries to which our products are sold; Availability and pricing of raw materials; Technological changes affecting production; Difficulty in plant operations and product transportation; Governmental and environmental regulations; Other factors discussed in the Securities and Exchange Commission filings of Georgia Gulf, including our annual report on Form 10-K for the year ended December 31, 2005, and our subsequent reports on Form 10-Q. Forward-Looking Statements

Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is commonly used by us and our investors to measure our ability to service our indebtedness.  EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”) and should not be considered as an alternative to net income as a measure of performance or to net cash flows provided by operations as a measure of liquidity.  In addition, our calculation of EBITDA may be different from the calculation used by other companies and, therefore, comparability may be limited.  We believe that the closest GAAP measure of financial performance to EBITDA is net cash provided by operating activities, which is a measure of liquidity.  Reconciliation of EBITDA to net cash provided by operating activities has been provided in this presentation on pages 30 and 31. We are unable to provide a reconciliation of 2006, 2007 and 2008 EBITDA for Royal Group Technologies Ltd. to the nearest directly comparable GAAP financial measure, cash flows from operations, as we are unable to quantify the impact of announced divestitures, the timing of the closing of the acquisition, the timing of potential business improvements resulting from the combination of Georgia Gulf and Royal and the timing of the other potential non-recurring charges. Non-GAAP Financial Measures

Transaction Overview

Transaction Benefits Acquisition is major move in forward integration strategy Royal is the market leader in North America PVC building products Provides significant earnings growth potential Combines technology platforms to drive innovation Allows GGC to leverage competitive advantages… Compounding Operational skills Chlorovinyls integration Larger scale and a more diversified asset base Mitigates exposure to volatile raw materials and energy costs Combination of Georgia Gulf and Royal provides the opportunity to unlock shareholder value expeditiously and successfully

1998 North American Plastics Forward Integration into Fabricated Products 500 1,000 1,500 2,000 2,500 3,000 3,500 190 Capacity (million lbs) 1,000 1,577 1,170 465 Pre-1998 305 1,530 1,530 1999 Condea Vista Acquisition 600 850 400 Fabricated Products Compounds PVC VCM Chlorine 0 Royal Acquisition

Transaction Overview Enterprise Value Equity Offer of C$13.00 per share in cash 95 million outstanding shares Equity value = US$1,123 MM Debt of US$433 MM (as of March 31, 2006) Total Enterprise Value of US$1,556 MM

We Believe We Offered an Appropriate Price $8 $9 $10 $11 $12 $13 $14 12/15/2005 1/29/2006 3/15/2006 4/29/2006 6/9/2006 Price (C$) RYG Price 26.0% 16.9% 34.5% 43.5% 6-Month Avg 3-Month Avg 1-Month Avg 1-Day Premium Premium offered was 35% and 17% to the 1-month and 3-month trading averages respectively Multiple Is 4.9x Normalized EBITDA (PF for All Future Operating Improvements) (a) Normalized based on Georgia Gulf estimates. (b) Total operating improvements of $157 million. 4.9x 6.9x 9.6x 9.7x Multiple Paid $317 $224 $162 $160 Total EBITDA 157 64 2 – Operating Improvements $160 $160 $160 $160 Normalized 2005 EBITDA Target Run Rate 2007 PF 2006 PF 2005 (US$ in millions) (b) (a)

Transaction Timeline – Key Milestones June 9 –Transaction announced August 4 – Royal shareholders vote on transaction Mid-August – Anticipate regulatory approvals from U.S. and Canadian authorities September – Transaction closing Closing May Take Longer Depending On Timing of Regulatory Approval Process

Pro Forma Snapshot GGC includes aromatics, which had negative EBITDA of $3.5 million in 2005. Normalized based on Georgia Gulf estimates. Targeted operating improvements of $157 million. PF 2005 Sales By Company PF 2005 EBITDA with Run Rate Synergies (a) PF 2005 Sales By Geography Total: $3.7 Billion Total: $541 Million Total: $3.7 Billion PF 2005 EBITDA By Company(a) Total: $384 Million (b) (b) (c) (US$ in millions) GGC 58% Royal 42% Run Rate Operating Improvements 29% Royal 30% GGC 41% GGC 61% Royal 39%

Royal Group Key Strengths

Broadest offering of any North American vinyl building products company Diverse sales into residential repair, renovation and remodeling (RR&R) commercial and new construction markets Leading North American pipe, profile and tubing extruders Target markets offer attractive growth prospects Major market positions in all key segments Royal should benefit from continuing product substitution to PVC Royal has Highly Attractive Businesses

Broadest Offering of any North American Vinyl Building Products Company

	Vinyl Building Products Offerings						
	Siding	Merchant Window & Door Custom Profiles	Outdoor Storage	Fence Deck & Rail	Window Coverings	Pipe & Fittings	Cellular Extrusions
Royal	✓	✓	✓	✓	✓	✓	✓
CertainTeed	✓	✓		✓		✓	
Associated Materials	✓			✓			
Ply-Gem Industries	✓			✓			
Formosa		✓				✓	✓
Compression Polymers							✓
Owens Corning	✓						
Westlake		✓		✓		✓	
Lamson & Sessions						✓	

Source: Royal estimates

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Diverse sales into residential RR&R, commercial and new construction markets Source: U.S. Census Bureau. Royal Sales by End Markets U.S Residential RR&R (1990–2005) Residential New Construction 35% Commercial 10% Residential RR&R 55% Source: Georgia Gulf estimates 4.2% CAGR $0 $40 $80 $120 $160 $200 $240 1990 1993 1996 1999 2002 2005 (us in billions)

Leading North American Pipe, Profile and Tubing Extruders 400 Performance Pipe 8 495 Advanced Drainage Systems 5 527 Jancor 4 380 Associated Materials 9 355 Ipex Inc 10 446 PW Eagle Inc 7 450 North American Pipe (Westlake) 6 716 CertainTeed Corp. 3 800 J-M Manufacturing Co Inc. (Formosa) 2 $1100 Royal Group Technologies 1 Sales (US$ in Millions) Company Rank Source: Plastics News, December 2005.

Target Markets Offer Attractive Growth Prospects Source: Industry Consultants. GGC Current Growth 3.5% – 4.0% Vinyl has a performance advantage New opportunities in the South and West Exterior trimboard Deck, fence & rail Cellular foam profiles Window profiles Pipe & fittings Siding PVC merchant market Vinyl Building Products Demand – North America Average Annual Volume Growth, 2005–2009 (Per Year) 1% 4% 5% 7% 10% 20% -0.5% -5% 0% 5% 10% 15% 20% 25%

Window Profiles Royal Mouldings Siding Pipe & Fittings #1 Market Position in Key Segments #1 in North America in cellular profiles #2 in Canada #1 in Canada #1 in North America Position #: 40% in U.S. Cellular PVC 25% in Canada 6% of fittings in U.S. 35% in Canada 8% in U.S. 28% in North America Market Share Source: Industry Consultants. Non-Core DFR Outdoor Windows Siding Mouldings Pipes Custom 25% 12% 9% 15% 7% 3% 4% 25% Custom Pipes Mouldings Siding Non-Core 66% 11% 10% 4% 9%

 PVC Continues to Replace Wood and Aluminum (a): Includes all residential window types except storm windows, skylights, roof windows and decorative windows. Source: Freedonia (March 2005). Growth in PVC Is Expected to Continue as Owners of Existing Homes Switch from Wood and Aluminum Products to More Durable PVC U.S. Residential Prime (a) Window Market Share By Materials (%) 47% 19% 34% 10% 49% 41% 55% 36% 9% 0% 20% 40% 60% Wood Aluminum Vinyl and Other 1994 2004 2009

Strategic Rationale

The Combination of GGC and Royal Is Compelling Forward Integration into growing markets for fabricated products reduces dependence on cyclical commodity chemicals Acquisition should increase and stabilize earnings Significant improvements are attainable Numerous areas to ensure continued improvement of Royal’s profitability Royal’s performance is below peers, creating an opportunity US$157 million of operating improvements targeted Cash generated from asset rationalization Q2 2006 onward of US$233 million Anticipated to be accretive transaction beginning in 2007

Major PVC Producers are Forward Integrated Source: Chemical Data (CDI). Million lbs of PVC 2,525 4,525 1,400 70% 35% 30% 67% 65% 3,100 33% 4,460 45% 55% 45% 55% Westlake Formosa Plastics Pro Forma GGC OxyVinyls Shintech Captive Merchant

Acquisition Increases and Stabilizes Earnings Pro Forma Historical EBITDA Contribution $489 $331 $407 $315 $456 $385 (US$ in millions) $397 $554 Improvements Royal GGC (b) (a) GGC financial year is the 12 months ending December 31 (for all years). Royal financial year is the 12 months ending September 30th for 2000-2003 and December 31st for 2004 and 2005. (b) Represents average historical pro forma EBITDA including full run rate improvements of $157 million. (a) $397 $185 Average EBITDA $68 $61 Standard Deviation 17% GGC - Pro Forma for Royal 33% GGC Standalone Standard Deviation (% of Average EBITDA) $0 $100 $200 $300 $400 $500 $600 2000 2001 2002 2003 2004 2005 Average Pro Forma

Numerous Areas to Ensure Continued Improvement of Royal's Profitability

	History	Improvement Plan
Strategy	• Unfocused diversification	• Focus on fewer growth markets • Highly efficient supplier of selected vinyl building & construction products
Raw Materials	• High cost resin production • High cost compound formulas • Fragmented purchasing/many sites	• Optimize production/internal supply • Improve formulas • Strategic sourcing/increase leverage
Operations	• Low utilization rate • Equipment purchase mentality • Canada versus US plant locations	• Maximize asset utilization • Rationalize redundant facilities • Transfer best practices across sites
Mfg. Footprint	• Too many sites in several countries • High inventories, Underused space • Few sites close to end use markets	• Efficient scale sites close to end use markets • PVC/VCM/Compound integration
Sales & Marketing	• Numerous independent sales agents • Internal competition for orders	• Company sales force • Cost to serve analysis • Review sales channels
Accounting & Finance	• Over 100 legal entities • Underutilized IT	• Develop accounting systems and internal controls • ERP System

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Royal’s Performance versus Peers Illustrates Cost Saving Opportunity Revenue/Employee EBITDA per Employee Twelve Months Ending December 31, 2005 * *Compression Polymers results available only for 12 months ended March 31, 2005. Source: Annual reports, 10-K’s, CAP analysis. * 109 48 27 26 25 20 8 Compression Polymers Lamson & Sessions Deceuninck Associated Materials Ply-Gem Hunter Douglas Royal

$157 Million Improvements Targeted 157 64 2 Total 50 22 3 One Time Costs(b) Improved shipping rates from consolidation of operations 16 7 – Reduce Shipping Costs Optimize VCM/PVC Supply Volume Purchasing 28 20 – Leverage Raw Materials Utilization Divest unprofitable businesses Improve customer base 43 13 – Rationalize Business Portfolio Consolidate plants and optimize manufacturing space 52 6 – Consolidate Production Facilities GGC to provide improved resin and compound technology $18 $18 $2 Utilize GGC Resin & Compound Technology Description Target Run Rate (a) 2007 (a) 2006 Area (US$ in millions) (a) Improvements are cumulative and Georgia Gulf’s estimates. (b) One time costs are not cumulative.

Cash Generation from Asset Rationalizations of $233 MM Proceeds represent divested businesses and sales of real estate and redundant assets (US$ in millions) (b) (a) Georgia Gulf estimates. (b) Includes proceeds for Q2 through Q4 2006. (a) (a) (a) 130 74 29 $0 $20 $40 $60 $80 $100 $120 $140 2006 2007 2008

Accretive in 2007 All amounts incremental to GGC standalone. GGC estimates. Estimated weighted average cost of debt for transaction. Interest expense is expected to be lower, as debt is paid down from operational cash flow and divestitures. (e) Accretion is before one time costs of achieving operational improvements. One time costs are forecast as $3 mm in 2006 and $22 mm in 2007. 2007 (b) (US$ in millions) Normalized 2005 EBITDA $160 Operational Improvements 64 Total $224 (Less D&A) (88) EBIT $136 Debt 1,556 Interest rate 7.3% Interest Expense (114) Earnings Before Taxes $22 Marginal Tax Rate 44% Net Income $12 Shares Outstanding 34 EPS $0.36 (d) (a) (e) (c)

Legal Issues Are Manageable and Being Fixed Royal’s current legal issues relate to past practices and former leadership that do not continue to the present time Former leadership has been gone since November 2004 Current management has identified weaknesses and has taken and continues to take steps to address them Development of a common set of company wide reporting policies and procedures Migration of all core businesses to a common accounting and information systems platform Increasing financial staffing Development of policies such as a Code of Business Conduct and Ethics, a Confidentiality and Insider Trading Policy and has set up a whistleblower hotline Establishment of a Disclosure Committee

EBITDA reconciliation

GGC Reconciliation of EBITDA to net cash provided by operating activities $71,145 $135,967 $85,077 $168,246 $41,245 $163,086 Net cash provided by operating activities (72,392) (38,165) 1,178 62,161 (32,103) 1,607 Change in operating assets, liabilities and other 1,397 2,579 3,096 3,417 3,261 3,931 Amortization of debt issuance costs – – – – 5,438 443 Other non-recurring charges (15,067) 3,686 (6,344) 6,822 2,469 23,525 Provision for deferred income tax (46,855) (60,868) (5,245) (17,546) 14,918 (36,112) Provision for income tax (20,407) (23,663) (38,142) (49,579) (57,315) (67,741) Interest expense, net $224,469 $252,398 $130,354 $162,971 $104,577 $237,433 EBITDA 2005 2004 2003 2002 2001 2000 (US$ in thousand) Year Ended December 31,

Royal Group Reconciliation of EBIT to Normalized EBITDA (US$) 120.5 28.7 158.2 23.5 32.0 (8.0) Normalizing Adjustments (b) $193.8 $264.8 $270.6 $384.1 $347.9 $370.4 Normalized EBITDA (C$) 0.83 0.77 0.68 0.64 0.65 0.68 Fx Rate (US$/C$) (c) $160.0 $203.6 $184.8 $244.2 $226.7 $251.7 Normalized EBITDA (US$) 73.3 236.1 112.4 360.6 315.9 378.4 Reported EBITDA 29.6 – – – – – Other Costs 119.2 118.4 126.4 118.3 104.6 83.3 Depreciation & Amortization ($75.5) $117.7 ($14.0) $242.3 $211.3 $295.1 EBIT(a) 12/31/05 12/31/04 9/30/03 9/30/02 9/30/01 9/30/00 (C$ in millions, unless noted otherwise) 12 Months Ending, Per Royal’s annual report, EBITDA is reconciled to Earnings from continuing operations before interest, taxes, minority interests and other. Normalizing adjustments in 2000-2004 as per publicly filed financial statements. 2005 per GGC diligence. Source of Fx rate is Bloomberg. Rates are average over 12-month period. (a)